American Funds Insurance Series®
Capital World Bond Fund

Summary Prospectus Supplement

October 1, 2020

(for Class 1, Class 1A, Class 2 and Class 4 shares summary
prospectuses dated May 1, 2020, as supplemented to date)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended to read as follows:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Andrew A. Cormack	1 year	Vice President – Capital Fixed Income Investors
Thomas H. Høgh	14 years	Partner – Capital Fixed Income Investors
Robert H. Neithart	7 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-087-1020P CGD/8024-S82050